UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 20, 2010

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.

1-11607	DTE Energy Company	38-3217752
(a Michigan corporation)
One Energy Plaza
Detroit, Michigan 48226-1279
313-235-4000

1-2198	The Detroit Edison Company	38-0478650
(a Michigan corporation)
One Energy Plaza
Detroit, Michigan 48226-1279
313-235-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On August 20, 2010, The Detroit Edison Company (“Detroit Edison”) entered into an amended and restated two-year unsecured revolving credit agreement by and among Detroit Edison, the lenders party thereto, Barclays Bank PLC (“Barclays”), as Administrative Agent, and Citibank, N.A. (“Citibank”), JPMorgan Chase Bank, N.A. (“JPMorgan”) and The Royal Bank of Scotland plc (“RBS”), as Co-Syndication Agents. Detroit Edison’s aggregate availability under the two-year facility is approximately $212 million. Borrowings under the two-year facility will be available at prevailing short-term interest rates. The two-year facility will also support Detroit Edison’s commercial paper borrowings. The two-year facility expires in August 2012 and requires the maintenance of a debt to capitalization ratio of no more than .65 to 1.
On August 20, 2010, Detroit Edison entered into a new three-year unsecured revolving credit agreement by and among Detroit Edison, Barclays as Administrative Agent, and Citibank, JPMorgan and RBS, as Co-Syndication Agents. Detroit Edison’s aggregate availability under the new facility is approximately $63 million. Borrowings under the new facility will be available at prevailing short-term interest rates. The new facility will also support Detroit Edison’s commercial paper borrowings. The new facility expires in August 2013 and requires the maintenance of a debt to capitalization ratio of no more than .65 to 1.
Item 1.02. Termination of a Material Definitive Agreement.
Effective August 20, 2010, Detroit Edison terminated the Five-Year Credit Agreement, dated as of October 17, 2005, by and among Detroit Edison, the lenders party thereto and Barclays, as Administrative Agent. Detroit Edison terminated this credit facility because it has been replaced with the new three-year credit facility, dated as of August 20, 2010, as discussed under Item 1.01 above.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
As discussed under Item 1.01 above, on August 20, 2010, Detroit Edison entered into a amended and restated two-year credit agreement for borrowings up to approximately $212 million. Detroit Edison does not have any borrowings under the facility at this time.
As discussed under Item 1.01 above, on August 20, 2010, Detroit Edison entered into a new three-year credit agreement for borrowings up to approximately $63 million. Detroit Edison does not have any borrowings under the facility at this time.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

10.1
Form of Amended and Restated Detroit Edison Two-Year Credit Agreement, dated as of April 29, 2009 and amended and restated as of August 20, 2010, by and among Detroit Edison, the lenders party thereto, Barclays, as Administrative Agent, and Citibank, JPMorgan and RBS, as Co-Syndication Agents.

10.2
Form of Detroit Edison Three-Year Credit Agreement, dated as of August 20, 2010, by and among Detroit Edison, the lenders party thereto, Barclays, as Administrative Agent, and Citibank, JPMorgan and RBS, as Co-Syndication Agents.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: August 26, 2010	DTE ENERGY COMPANY (Registrant)

/s/ David R. Murphy David R. Murphy
Assistant Treasurer

THE DETROIT EDISON COMPANY
(Registrant)

/s/ David R. Murphy David R. Murphy
Assistant Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

10.1
Form of Amended and Restated Detroit Edison Two-Year Credit Agreement, dated as of April 29, 2009 and amended and restated as of August 20, 2010, by and among Detroit Edison, the lenders party thereto, Barclays, as Administrative Agent, and Citibank, JPMorgan and RBS, as Co-Syndication Agents.

10.2
Form of Detroit Edison Three-Year Credit Agreement, dated as of August 20, 2010, by and among Detroit Edison, the lenders party thereto, Barclays, as Administrative Agent, and Citibank, JPMorgan and RBS, as Co-Syndication Agents.